                                                                    EXHIBIT 10.2



                             PEREGRINE SYSTEMS, INC.

                   2000 STOCK OPTION PLAN FOR FRENCH EMPLOYEES
               (AS AMENDED AND RESTATED THROUGH APRIL 17, 2001 AND
             APPLICABLE TO OPTIONS GRANTED ON OR AFTER SUCH DATE)(1)


         1. PURPOSES OF THE PLAN. The purposes of this 2000 Stock Option Plan for French Employees are:

              o to attract and retain the best available personnel in France for positions of substantial responsibility,

              o   to provide additional incentive to French Employees, and

              o to promote the success of the Company's business and the business of its French subsidiary.

         This Plan is a sub-plan created under and pursuant to the Peregrine Systems, Inc. 1994 Stock Option Plan, which has been approved by the stockholders of Peregrine Systems, Inc., and which provides that French employees may benefit under this Plan. Options shall be granted under the Plan at the discretion of the Administrator and as reflected in terms of written option agreements, and are intended to qualify for preferred treatment under French tax laws. Unless otherwise defined herein, the terms defined in the U.S. Plan shall have the same defined meanings in this Plan.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

              (a) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under French corporate, securities, and tax laws.

              (b) "DISABILITY" means total and permanent disability, as defined under Applicable Laws.

              (c) "EMPLOYEE" means any person employed by the Company or any Parent or Subsidiary of the Company, (i) who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, and (ii) who is a resident of the Republic of France.

---------------------------
(1) Options granted prior to April 17, 2001 shall be governed by the terms of the Plan and U.S. Plan in effect prior to such date.

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              (d) "FAIR MARKET VALUE" means, as of any date, the dollar value of
Common Stock determined as follows:

                  (i)    With respect to Options over newly issued Shares:

                         (1) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq Stock Market, its Fair Market Value shall be the average of the closing quotation price for the last 20 days preceding the date of determination for such stock (or the average closing bid for such 20 day period, if no sales were reported) as quoted on such exchange or system and reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                         (2) If the Common Stock is quoted on the Nasdaq Stock
Market (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last 20 days preceding the date of determination for such stock.

                  (ii)   With respect to Options over reacquired Shares:

                         (1) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq Stock Market, its Fair Market value shall be the higher of (a) the average of the closing quotation price for the last 20 days preceding the date of determination of such stock (or the average closing bid for such 20 day period if no sales were reported) as quoted on such exchange or system and reported in the Wall Street Journal or such other as the Administrator deems reliable OR (b) the average purchase price paid by the Company for such Common Stock;

                         (2) If Common Stock is regularly quoted by a recognized
securities dealer but selling prices are not reported, its Fair Market Value shall be the higher of (a) the mean between the high bid and low asking prices for the Common Stock for the last 20 days preceding the date of determination for such stock OR (b) the average purchase price paid by the Company for such Common Stock.

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

              (e) "INITIAL EXERCISE DATE" means the date on which a portion of an Option first becomes exercisable. The Initial Exercise Date shall be specified in the Option Agreement.

              (f) "OPTION" means a stock option granted pursuant to the Plan which is intended to qualify for preferred treatment under applicable French tax laws.

              (g) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.


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              (h) "OPTION PRICE" means the per share price for exercising an
Option, determined in accordance with subsection 9(a) of the Plan.


              (i) "OPTIONED STOCK" means the Common Stock subject to an Option.

              (j) "OPTIONEE" means a person eligible to participate in the Plan pursuant to Section 5 and who holds an outstanding Option.

              (k) "PLAN" means this Peregrine Systems, Inc. 2000 Stock Option Plan for French Employees.

              (l) "SALE DATE" means the date on which Shares acquired through the exercise of an Option may be transferred, assigned, hypothecated or sold by Optionee in any manner other than by will or by the laws of descent or distribution. The Sale Date shall be the applicable anniversary of the date of grant as required by the holding period applicable to French qualified options under French law on the date of grant according to Section 163 bis C of the French tax code.


              (m) "SUBSIDIARY" means any participating subsidiary of the Company located in the Republic of France.

              (n) "U.S. PLAN" means the Peregrine Systems, Inc. 1994 Stock Option Plan.

         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is that number of Shares of Common Stock which is currently available for issuance under the U.S. Plan, and to the extent an option is exercised under this Plan, the number of shares for which the option is exercised shall be deducted from the reserve established under the U.S. Plan. The Shares may be authorized, but unissued, or reacquired Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of grant of the corresponding Option and must be reserved and set aside for such purpose.

              If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated).

         4.   ADMINISTRATION OF THE PLAN.

              (a) PROCEDURE. The Plan shall be administered by the Board or a committee appointed by the Board.

              (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i)    to determine the Fair Market Value;

                  (ii) to select the Employees to whom Options may be granted hereunder;


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                  (iii)  to determine whether and to what extent Options are granted hereunder;

                  (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                  (v)    to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii)  to construe and interpret the terms of the Plan;

                  (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                  (ix) to modify or amend each Option (subject to Section 13(c) of the Plan);

                  (x) to authorize any person to execute on behalf of the Company or Subsidiary any instrument required to effect the grant of an Option previously granted by the Administrator;

                  (xi) to determine the terms and restrictions applicable to Options; and

                  (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

              (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

         5. ELIGIBILITY. Options may be granted only to Employees and corporate officers such as the PRESIDENT DIRECTEUR GENERAL, the DIRECTEUR GENERAL and other directors who are also Employees of a Subsidiary. An individual who has been granted an Option may, if otherwise eligible, be granted additional Options.

         6. LIMITATIONS. Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's employment relationship with the Company.

         7. TERM OF PLAN. The Plan shall become effective as of the date of its adoption by the Board. It shall continue in effect until the earlier of (i) the termination of the U.S. Plan or (ii) the date five (5) years from the date of its adoption or the maximum length of time permitted for


                                      -4-
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favorable tax and social security treatment under Applicable Laws, unless terminated earlier under Section 13 of the Plan.

         8. TERM OF OPTION. The term of each Option shall be as stated in the Option Agreement.

         9.   OPTION EXERCISE PRICE AND CONSIDERATION.

              (a) OPTION PRICE. The Option Price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator upon the date of grant of the Option and stated in the Option Agreement, but in no event shall be lower than ninety-five percent (95%) of the Fair Market Value of the Common Stock on the date the Option is granted. This Option Price cannot be modified while the Option is outstanding.

              (b) VESTING PERIOD AND EXERCISE DATES. Options granted hereunder may not be exercised prior to the Initial Exercise Date as specified in the Option Agreement, whether or not the Option has vested prior to such time. At the time an Option is granted, the Administrator shall fix the period within which the Option shall vest, fix the period of time within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

              (c) SALE RESTRICTION. Except in the event of Optionee's death as set forth in Section 10(d) below, the Shares subject to this Option may not be transferred, assigned, hypothecated or sold in any manner otherwise than by will or by the laws of descent or distribution before the Sale Date, as specified in the Option Agreement.

              (d) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist of:

                  (i)    cash or check (denominated in U.S. Dollars);

                  (ii)   wire transfer (denominated in U.S. Dollars);

                  (iii) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of an amount of the sale or loan proceeds required to pay the exercise price ("cashless exercise"); PROVIDED, HOWEVER, payment by cashless exercise shall not be available until the Sale Date;

                  (iv)   any combination of the foregoing methods of payment; or

                  (v) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10.  EXERCISE OF OPTION.


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              (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when:

                  (i) the Company receives written notice of exercise (in accordance with the Option Agreement and in a form acceptable to Company) from the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised and all applicable taxes; and

                  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan, and shall be deemed to be definitively made upon receipt of the payment by the Subsidiary. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

                  Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) a stock certificate evidencing such Shares promptly after the Option is exercised and after full payment, as indicated above, is received by the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

              (b) TERMINATION OF EMPLOYMENT RELATIONSHIP. In the event that an Optionee's status as an Employee terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within ninety (90) days from the date of such termination (or such other period of time not exceeding ninety (90) days as is determined by the Administrator), and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee has not vested in his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.


              (c) DISABILITY OF OPTIONEE. In the event that an Optionee's status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination (or such other period of time not exceeding six (6) months as is determined by the Administrator), but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of

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termination, the Optionee has not vested in his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              (d) DEATH OF OPTIONEE. In the event of the death of an Optionee while an Employee, the Option shall become immediately vested and exercisable, and the sale restriction provision set forth in Section 9(c) above ("Sale Restriction") shall not apply to the Shares subject to the Option. The Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance ("heir") may exercise the Option within six (6) months following the date of Optionee's death. If Optionee dies after his or her status as an Employee has terminated, but before the vested Option terminates, the Sale Restriction shall not apply to the vested Options, and Optionee's heir may exercise the vested Option within six (6) months following the date of Optionee's death. If, after death, the Optionee's heir does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.


         11. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

              (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option and the number of shares of Common Stock covered by each outstanding Option as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"; provided further, that if any such adjustment to the exercise price and the number of shares of Common Stock covered by outstanding Options would violate Applicable Laws in such a way to jeopardize the favorable tax and social security treatment of the Plan and the Options granted thereunder, then no such adjustment shall be made prior to the exercise of any such outstanding Option. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

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              (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right shall terminate immediately prior to the consummation of such proposed action.

              (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted (and already was exercisable or becomes fully vested and exercisable in lieu of assumption or substitution), the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

              (d) DATE OF GRANT. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         13.  AMENDMENT AND TERMINATION OF THE PLAN.

              (a) AMENDMENT AND TERMINATION. The Administrator may at any time amend, alter, suspend or terminate the Plan.

              (b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Laws.

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              (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and a representative of the Administrator.

         14. CLOSED PERIODS. Notwithstanding any provision in the U.S. Plan to the contrary, no Option shall be granted pursuant to the Plan during any closed period, as defined by applicable French law, to the extent such prohibitions against grants during closed period are applicable to Company.

         15.  CONDITIONS UPON ISSUANCE OF SHARES.

              (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws, including, without limitation, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required under Applicable Laws.

         16.  LIABILITY OF COMPANY.

              (a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.


              (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan. In the event more than one Option is granted which exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Options shall be void as set forth in the preceding sentence on a pro rata basis.

         17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan

                             PEREGRINE SYSTEMS, INC.

                   2000 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                             STOCK OPTION AGREEMENT

                    (GRANTS MADE ON OR AFTER APRIL 17, 2001)


         Unless otherwise defined herein, the terms defined in the 2000 Stock Option Plan for French Employees shall have the same defined meanings in this Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT

Optionee's Name and Address:
                             -------------------------------------

                             -------------------------------------

                             -------------------------------------

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:



         Date of Grant:
                                          -------------------------------------
         Vesting Commencement Date:
                                          -------------------------------------
         Exercise Price Per Share         $
                                          -------------------------------------
         Total Number of Shares Granted:
                                          -------------------------------------
         Total Exercise Price             $
                                          -------------------------------------
         Term/Expiration Date:
                                          -------------------------------------

         1.       VESTING SCHEDULE:

         This Option may be exercised, in whole or in part, in accordance with the following schedule: twenty-five percent (25%) of the Shares subject to this Option shall vest and become exercisable twelve (12) months after the date of grant (the "Initial Exercise Date") and 1/36th of the remaining Shares subject to the Option shall vest and become exercisable each month thereafter, subject to Optionee continuing to be an Employee on such dates.

         Notwithstanding the preceding, all of the Shares subject to the Option shall vest on the date the Optionee ceases to be an Employee if (and only if) the cessation as an Employee (1) occurs


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


within 12 months after a Change of Control, and (2) either was by action (a) of the Company for a reason other than Cause, or (b) of the Employee for Good Reason ("Good Reason Termination"). The Option shall become exercisable on the Initial Exercise Date.

         For purposes of the preceding paragraph, Cause means (i) any act of personal dishonesty taken in connection with the Optionee's responsibilities as a Service Provider that is intended to result in his or her substantial personal enrichment, (ii) the Optionee's conviction or plea of no contest to a crime that will have a detrimental effect on the Company's reputation or business, (iii) willful misconduct by the Optionee that is injurious to the Company, or (iv) the Optionee's continued violation of his or her obligations to the Company after the Optionee has been delivered written notice of the violation and given a reasonable opportunity to cure. Good Reason Termination means, without the Optionee's written consent (i) a material reduction in the Optionee's duties and/or status at the Company, (ii) the Optionee's principal work location being moved more than 30 miles, (iii) the Company reducing the Optionee's base salary below his or her salary immediately before the Change of Control, or (iv) the Company reducing the Optionee's bonus opportunity below his or her bonus opportunity immediately before the Change of Control.

         2.       TERMINATION PERIOD:

                  (a) TERMINATION OF EMPLOYMENT RELATIONSHIP. In the event that an Optionee's status as an Employee terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within ninety (90) days from the date of such termination (or such other period of time not exceeding ninety (90) days as is determined by the Administrator), and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). Notwithstanding the preceding, in the event Optionee experiences a Good Reason Termination before the Initial Exercise Date, the Option may be exercised within ninety (90) days from the Initial Exercise Date. If, at the date of termination, the Optionee has not vested in his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (b) DISABILITY OF OPTIONEE. In the event that an Optionee's status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination (or such other period of time not exceeding six (6) months as is determined by the Administrator), but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee has not vested in his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) DEATH OF OPTIONEE. In the event of the death of an Optionee while an Employee, the Option shall become immediately vested an exercisable and the Sale Restriction provision set forth in Section 9(c) of the Plan shall not apply to the Shares subject to the Option. The Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance ("heir") may exercise the Option within six (6) months following the date of Optionee's death. If Optionee dies after his or her status as an Employee terminated, but before the vested Option terminates, the Sale Restriction shall not apply to the vested Options, and Optionee's heir may exercise the vested Option within the six (6) months following the date of Optionee's death. If, after death, the heir does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

         3.       SALE RESTRICTION:

         EXCEPT IN THE EVENT OF OPTIONEE'S DEATH, THE SHARES SUBJECT TO THIS OPTION MAY NOT BE TRANSFERRED, ASSIGNED, HYPOTHECATED OR SOLD IN ANY MANNER OTHERWISE THAN BY WILL OR BY THE LAWS OF DESCENT OR DISTRIBUTION BEFORE THE FOURTH ANNIVERSARY OF THE DATE OF GRANT OR, IF SHORTER, THE DAY AFTER THE EXPIRATION OF THE RELEVANT HOLD PERIOD SET FORTH IN SECTION 163 bis C OF THE FRENCH TAX CODE, AS SUBSEQUENTLY AMENDED ("SALE DATE").

II.      AGREEMENT

         1. GRANT OF OPTION. The Board of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

         2.       EXERCISE OF OPTION.


                  (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.


                  (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice (the "Exercise Notice"), to a broker designated by the Company ("Designated Broker"). The Exercise Notice shall be in a form acceptable to the Company and shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company and/or the Subsidiary pursuant to the provisions of the Plan. The Exercise Notice shall be delivered by a method acceptable to the Company. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) such stock certificate promptly after the

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Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and all applicable taxes. This Option shall be deemed to be exercised upon receipt by the Subsidiary of such Exercise Notice accompanied by such aggregate Exercise Price and payment of all applicable taxes.

                  (c) No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares. Exercised Shares shall be deposited in an account with the Designated Broker (except in the event of Optionee's death as set forth in Section 2(c) above) and shall remain in the account at the Designated Broker until the Sale Date.


         3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                      (i)   cash or check (denominated in U.S. Dollars);

                      (ii)  wire transfer (denominated in U.S. Dollars);or

                      (iii) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of an amount of the sale or loan proceeds required to pay the exercise price ("cashless exercise"); PROVIDED, HOWEVER, payment by cashless exercise shall not be available to Optionee prior to the Sale Date.

         4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         5.       RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                  (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

                  "AS SET FORTH IN THE STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, ASSIGNED OR HYPOTHECATED IN ANY MANNER OTHER THAN BY WILL OR BY THE LAWS OF DESCENT OR DISTRIBUTION BEFORE THE FOURTH ANNIVERSARY OF THE DATE OF GRANT OR, IF

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                  SHORTER THE DAY AFTER THE EXPIRATION OF THE RELEVANT HOLD
                  PERIOD SET FORTH IN SECTION 163 bis C OF THE FRENCH TAX CODE, AS SUBSEQUENTLY AMENDED."

                  (b) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred


         6. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. In the event of Optionee's death, the term of the Option may be extended, but only if and to the extent necessary to allow the Option to be exercised during the six (6) month period following Optionee's death.

                  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL.

         7. NATURE OF GRANT. In accepting the grant, Optionee acknowledges that: (i) the Plan is established voluntarily by Company, it is discretionary in nature and it may be modified, suspended or terminated by Company at any time, as provided in the Plan and this Option Agreement; (ii) the grant of the options is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past; (iii) all decisions with respect to future option grants, if any, will be at the sole discretion of Company; (iv) Optionee's participation in the Plan shall not create a right to further employment with Optionee's employer ("Employer") and shall not interfere with the ability of Optionee's Employer to terminate Optionee's employment relationship at any time with or without cause; (v) Optionee is voluntarily participating in the Plan; (vi) the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to Company or Optionee's Employer, and which is outside the scope of Optionee's employment contract, if any; (vii) the Options are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (viii) the Option grant cannot be interpreted to form an employment contract or relationship with

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Company; and furthermore, the Option grant cannot be interpreted to form an employment contract with any subsidiary or affiliate of Company; (ix) the future value of the underlying Shares is unknown and cannot be predicted with certainty; (x) if the underlying Shares do not increase in value, the Options will have no value; (xi) if Optionee exercises Optionee's Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the Option Price; (xii) no claim or entitlement to compensation or damages arises from termination of the Options or diminution in value of the Options or Shares purchased through exercise of the Options and Optionee irrevocably releases Company and Optionee's Employer from any such claim that may arise; and (xiii) in the event of involuntary termination of Optionee's Continuous Status as an Employee, Optionee's right to receive Options and vest in Options under the Plan, if any, will terminate effective as of the date that Optionee is no longer actively employed and will not be extended by any notice period mandated under local law (E.G., active employment would not include a period of "garden leave" or similar period pursuant to local law); furthermore, in the event of involuntary termination of Optionee's Continuous Status as an Employee, Optionee's right to exercise the Options after termination of employment, if any, will be measured by the date of termination of Optionee's active employment and will not be extended by any notice period mandated under local law.

         8. RESPONSIBILITY FOR TAXES. Regardless of any action Company or Optionee's Employer takes with respect to any or all income tax, social insurance, payroll tax or other tax-related withholding ("Tax-Related Items"), Optionee acknowledges that the ultimate liability for all Tax-Related Items is and remains Optionee's responsibility and that Company and/or Optionee's Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and
(ii) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee's liability for Tax-Related Items. Prior to exercise of the Option, Optionee shall pay or make adequate arrangements satisfactory to Company and/or Optionee's Employer to satisfy all withholding and payment on account obligations of Company and/or Optionee's Employer. In this regard, Optionee authorizes Company and/or Optionee's Employer to withhold all applicable Tax-Related Items legally payable by Optionee from Optionee's wages or other cash compensation paid to Optionee by Company, Optionee's Employer or from proceeds of the sale of the Shares. Alternatively, or in addition, if permissible under local law, Company may (i) sell or arrange for the sale of Shares that Optionee acquires to meet the withholding and payment on account obligation for Tax-Related Items, and/or (ii) withhold in Shares, provided that Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Finally, Optionee shall pay to Company or Optionee's Employer any amount of Tax-Related Items that Company or Optionee's Employer may be required to withhold as a result of Optionee's participation in the Plan or Optionee's purchase of Shares that cannot be satisfied by the means previously described. Company may refuse to honor the exercise and refuse to deliver the Shares if Optionee fails to comply with Optionee's obligations in connection with the Tax-Related Items as described in this section.

         9. DATA PRIVACY. Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Optionee's personal data as described in this document by and among, as applicable, Optionee's Employer, and Company and its subsidiaries

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and affiliates for the exclusive purpose of implementing, administering and managing Optionee's participation in the Plan. Optionee understands that Company and Optionee's Employer hold certain personal information about Optionee, including, but not limited to, Optionee's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Optionee's favor, for the purpose of implementing, administering and managing the Plan ("Data"). Optionee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Optionee's country or elsewhere, and that the recipient's country may have different data privacy laws and protections than Optionee's country. Optionee understands that Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee's local human resources representative. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Optionee's participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Optionee may elect to deposit any Shares of stock acquired upon exercise of the Option. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage Optionee's participation in the Plan. Optionee understands that Optionee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee's local human resources representative. Optionee understands, however, that refusing or withdrawing Optionee's consent may affect Optionee's ability to participate in the Plan. For more information on the consequences of Optionee's refusal to consent or withdrawal of consent, Optionee understands that Optionee may contact Optionee's local human resources representative.

         10. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and such agreement is governed by the laws of California and the United States of America except for that body of laws pertaining to conflict of laws.

                                   * * * * * *

         By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

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        OPTIONEE:                             PEREGRINE SYSTEMS, INC.

                                        By:
-------------------------------            -------------------------------------
Signature

                                        Title:
-------------------------------               ----------------------------------
Print Name



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